CERTIFICATION

                                                                    Exhibit 99.1


          The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:


(1) The accompanying Report on Form 10Q fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




DATED: October 14, 2002                     /s/ Frederick M. Green
       -----------------------------        ------------------------------------
                                            Frederick M. Green, President
                                            Chief Executive Officer and
                                            Chairman




DATED: October 14, 2002                     /s/ Donald L. Henry
      ------------------------------        ------------------------------------
                                            Donald L. Henry
                                            Chief Financial Officer


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